UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2021 (February 24, 2021)

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 South Grand Avenue, 9th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on February 24, 2021 (the “2021 Annual Meeting”). The stockholders considered each of the proposals in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 15, 2021. Voting results with respect to each proposal submitted at the 2021 Annual Meeting are set forth below.

Proposal 1: Election of directors to the Company’s Board of Directors to serve until the Company’s 2022 annual meeting of stockholders and until the election and qualification of their respective successors:

	FOR	AGAINST	ABSTAIN	NON VOTES
Bradley W. Buss	125,452,269	1,928,281	129,159	10,268,019
Robert G. Card	125,369,565	2,011,823	128,321	10,268,019
Diane C. Creel	121,895,078	5,493,647	120,984	10,268,019
Jacqueline C. Hinman	125,342,529	2,045,272	121,908	10,268,019
Lydia H. Kennard	125,474,011	1,914,976	120,722	10,268,019
W. Troy Rudd	127,187,748	201,897	120,064	10,268,019
Clarence T. Schmitz	124,626,244	2,751,595	131,870	10,268,019
Douglas W. Stotlar	119,583,010	7,794,272	132,427	10,268,019
Daniel R. Tishman	126,515,505	874,815	119,389	10,268,019
Sander van't Noordende	127,178,625	200,594	130,490	10,268,019
General Janet C. Wolfenbarger	125,543,410	1,847,578	118,721	10,268,019

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021:

For	Against	Abstain	NON VOTES
130,080,387	7,550,543	146,798	0

Proposal 3: Approval of the Company’s executive compensation, on an advisory basis:

For	Against	Abstain	Non Votes
117,780,261	9,529,277	200,171	10,268,019

Proposal 4: Stockholder proposal regarding lobbying disclosure:

For	Against	Abstain	Non Votes
69,088,158	57,365,298	1,056,253	10,268,019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Dated: February 24, 2021	By:	/s/ David Y. Gan
David Y. Gan
Executive Vice President, Chief Legal Officer